SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [_]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                        Delta Woodside Industries, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     previously.  Identify the previous filing by registration statement number,
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

                         DELTA WOODSIDE INDUSTRIES, INC.
                           100 AUGUSTA STREET (29601)
                              POST OFFICE BOX 6126
                        GREENVILLE, SOUTH CAROLINA 29606
                            TELEPHONE (864) 255-4122

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                NOVEMBER 22, 2004

TO OUR SHAREHOLDERS:

         Notice is hereby given that the Annual Meeting of Shareholders of Delta Woodside Industries, Inc., a South Carolina corporation ("Delta Woodside"), will be held at The Warehouse Theater, 37 Augusta Street, Greenville, South Carolina on Monday, November 22, 2004, at 2:00 p.m., local time, for the following purposes:

     1. To elect seven directors to serve until the next annual meeting of shareholders of Delta Woodside or until their successors have been duly elected and qualified;

     2. To vote on the ratification of the appointment of KPMG LLP as independent auditors for Delta Woodside for fiscal year 2005; and

     3. To act on such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

         The board of directors of Delta Woodside recommends that shareholders vote FOR the nominees for director listed in the Delta Woodside proxy statement enclosed with this notice and FOR approval of proposal number 2 above.

         Delta Woodside has fixed the close of business on September 15, 2004 as the record date for the determination of the shareholders of Delta Woodside entitled to receive notice of and to vote at the Annual Meeting. Only shareholders of record of Delta Woodside at the close of business on September 15, 2004 will be entitled to vote at the Annual Meeting and any adjournment or adjournments thereof.

         Whether or not you expect to be present at the Annual Meeting, please complete, date and sign the enclosed form of proxy and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States.


                                          By Order of the board of directors,

                                          /s/ W. H. Hardman, Jr.

                                          W.H. Hardman, Jr.,
October 25, 2004                          Secretary

                         DELTA WOODSIDE INDUSTRIES, INC.
                           100 Augusta Street (29601)
                              Post Office Box 6126
                        Greenville, South Carolina 29606
                            Telephone (864) 255-4122

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                NOVEMBER 22, 2004

     This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Delta Woodside Industries, Inc., a South Carolina corporation ("Delta Woodside" or the "Company"), to be voted at the 2004 Annual Meeting of Shareholders (the "Annual Meeting") of the Company to be held at The Warehouse Theatre, 37 Augusta Street, Greenville, South Carolina at 2:00 p.m. on Monday, November 22, 2004. The approximate date of mailing this Proxy Statement and the accompanying proxy is October 25, 2004.

     Only shareholders of record at the close of business on September 15, 2004 are entitled to receive notice of and to vote at the Annual Meeting. As of such date, there were outstanding 6,085,713 shares of common stock, $.01 par value (the only voting securities), of the Company. Each share is entitled to one vote.

     Each shareholder described above will be sent this Proxy Statement, the accompanying Notice of Annual Meeting and a proxy card. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked by (i) delivery to the Secretary of the Company, at or before the Annual Meeting, of a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Annual Meeting or (iii) attending the Annual Meeting and giving notice of revocation to the Secretary of the Company or in open meeting prior to the proxy being voted (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to: Delta Woodside Industries, Inc., Post Office Box 6126, Greenville, South Carolina 29606, Attention: Secretary.

     All shares represented by valid proxies received pursuant to the solicitation and prior to voting at the meeting and not revoked before they are exercised will be voted. If a choice is specified with respect to any matter to be acted upon, the shares will be voted in accordance with such specification. If no contrary instructions are indicated, all shares represented by a proxy will be voted (1) FOR election to the board of directors of the nominees described herein, and (2) FOR ratification of the appointment of KPMG LLP as independent auditors for the Company for fiscal year 2005, and in the discretion of the proxy holders as to all other matters that may properly come before the Annual Meeting.

     The presence, either in person or by proxy, of the holders of a majority of the outstanding shares of common stock at September 15, 2004 is necessary to constitute a quorum at the Annual Meeting. Directors will be elected by a plurality of the votes cast at the Annual Meeting. Shareholders do not have the right to cumulate their votes in the election of directors. Shareholders do not have any dissenters' rights or appraisal rights with respect to any matter described in this proxy statement. Abstentions or broker non-votes will count as shares present at the annual meeting in determining whether a quorum is present. Abstentions and broker non-votes will otherwise have no effect on the matters to be voted on at the Annual Meeting.

                                     ITEM 1
                              ELECTION OF DIRECTORS

     The by-laws of the Company provide that the number of directors to be elected at any meeting of shareholders may be determined by our board of directors. The board has determined that seven directors shall be elected at the Annual Meeting. Shareholders do not have the right to cumulate their votes in the election of directors.

     The following seven persons are nominees for election as directors at the Annual Meeting to serve until the next annual meeting of shareholders of the Company or until their successors are duly elected and qualified. Unless authority to vote at the election of directors is withheld, it is the intention of the persons named in the enclosed form of proxy to nominate and vote for the persons named below, all of whom are currently directors of the Company. Except as otherwise noted below, the business address of each nominee is Delta Woodside Industries, Inc., 100 Augusta Street (zip code 29601), Post Office Box 6126, Greenville, South Carolina 29606. Each such person is a citizen of the United States. There are no family relationships among the directors and the executive officers of the Company.

     Management of the Company believes that all of the nominees will be available and able to serve as directors, but in the event any nominee is not available or able to serve, the shares represented by the proxies will be voted for such substitute as shall be designated by the board of directors. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR ALL OF THE NOMINEES LISTED BELOW.

                                                                                                          DIRECTOR
NAME AND AGE                    PRINCIPAL OCCUPATION                             BOARD COMMITTEES          SINCE +

William F. Garrett (64)         President and Chief Executive Officer                  None                 1998
                                of the Company
                                Greenville, South Carolina

J. Patrick Danahy (60)          Vice President of Quality Assurance
                                of Delta Mills, Inc.                                   None                 2003
                                Greenville, South Carolina

C.C. Guy (71)*                  Retired Businessman                                   Audit#                1984
                                Shelby, North Carolina

Michael R. Harmon (57)*         Consultant and Real Estate Investor                    Audit                2003
                                Cornelius, North Carolina                          Compensation
                                                                                Compensation Grants

Dr. Max Lennon (64)*            President, Education & Research Services               Audit                1986
                                Mars Hill, North Carolina                          Compensation
                                                                               Compensation Grants#
                                                                              Nominating/Governance#

E. Erwin Maddrey, II (63) *     President, Maddrey & Associates                    Compensation             1984
                                Greenville, South Carolina                     Nominating/Governance

Buck A. Mickel (48)*            President and Chief Executive Officer              Compensation#            1984
                                RSI Holdings, Inc.                             Nominating/Governance
                                Greenville, South Carolina

* Independent within the meaning of AMEX Rule 121A as determined by our board of directors.
+ Includes service as a director of the Company's predecessor by merger, Delta Woodside Industries, Inc., a Delaware corporation ("Old Delta Woodside"), or any predecessor company to Old Delta Woodside.
#  Committee chairman.

BIOGRAPHICAL INFORMATION ABOUT DIRECTOR NOMINEES

     William F. Garrett served as a divisional Vice President of J. P. Stevens & Company, Inc. from 1982 to 1984, and as a divisional President of J. P. Stevens & Company, Inc. from 1984 until 1986, at which time the Delta Mills Marketing Company division was acquired by a predecessor of Old Delta Woodside. From 1986 until June 2000 he served as the President of Delta Mills Marketing Company, a division of a subsidiary of the Company. Mr. Garrett became President and Chief Executive Officer of the Company in June 2000. Mr. Garrett is also a director of Delta Apparel, Inc. ("Delta Apparel").

     J. Patrick Danahy was employed by Cone Mills Corporation in several manufacturing and executive positions from 1971 until 1999, most recently as the President and Chief Executive Officer from 1991 to 1999. He was the President of Cone Finishing from 1981 until 1990. From 1971 until 1981, he held various general manager and staff positions in the manufacturing plants and corporate offices of Cone Mills. In 1999, he became a founder and Chairman of Blue Bolt network, a commercial interiors software company, until its sale in May 2002. He is currently the Vice President for Quality Assurance of the Company's operating subsidiary, Delta Mills, Inc.

     C. C. Guy served as Chairman of the board of Old Delta Woodside or its predecessors from the founding of Old Delta Woodside's predecessors in 1984 until November 1989. Since before the November 15, 1989 merger (which we refer to as the "RSI Merger") of Old Delta Woodside into RSI Corporation, a South Carolina corporation which changed its name to Delta Woodside Industries, Inc. and is now Delta Woodside, he has been a director of RSI Holdings, Inc., and from before the RSI Merger until January 1995 he also served as President of RSI Holdings, Inc. RSI Holdings, Inc. until 1992 was engaged in the sale of outdoor power equipment, until 1994 was engaged in the sale of turf care products, until January 2000 was engaged in the consumer finance business and currently is engaged in the business of providing temporary labor primarily to manufacturing concerns in the Southeastern United States. Prior to November 15, 1989, RSI Holdings, Inc. was a subsidiary of RSI Corporation. Mr. Guy served from October 1979 until November 1989 as President, Treasurer and a director of RSI Corporation. Prior to the RSI Merger, RSI Corporation owned approximately 40% of the outstanding shares of common stock of Old Delta Woodside and, among other matters, was engaged in the office supply business, as well as the businesses of selling outdoor power equipment and turf care products. Mr. Guy also serves as a director of Delta Apparel.

     Michael R. Harmon is a managing director of Private Capital Corporation, a financial consulting firm. In addition, Mr. Harmon is President of Harbor Consulting, LLC (a managing consulting firm) and Harbor Capital, LLC (an investment firm). Mr. Harmon was President and Chief Financial Officer of Pillowtex Corporation, a home furnishings supplier, from March to December 2003 and was its Executive Vice President and Chief Financial Officer from March 2001 to March 2003. Mr. Harmon joined Pillowtex in 2001 after it had entered into bankruptcy under Chapter 11 of the federal bankruptcy code (from which it emerged in May 2002) and was promoted to President in March 2003 by the Board of Directors to lead efforts to sell Pillowtex. Pillowtex entered into bankruptcy again in July 2003, and the Company believes it is currently in the process of liquidating. Prior to joining Pillowtex, Mr. Harmon was Executive Vice President and Chief Financial Officer of Galey & Lord, Inc., a textile manufacturer, from 1991 to January 2001 and was its Financial Vice President from 1988 to 1991. Galey & Lord, Inc. filed a petition for bankruptcy under Chapter 11 of the federal bankruptcy code in February 2002, emerged from bankruptcy, reentered bankruptcy and currently remains in bankruptcy proceedings. Mr. Harmon worked for Burlington Industries, Inc., an apparel fabric manufacturer, in various accounting and financial capacities from 1970 to 1988.

     Dr. Max Lennon was President of Clemson University from March 1986 until August 1994. He was President and Chief Executive Officer of Eastern Foods, Inc., which was engaged in the business of manufacturing and distributing food products, from August 1994 until March 1996. He served as President of Mars Hill College from March 1996 until January 2002. He is currently the President of Education & Research Services, a non-profit organization that financially supports projects that improve education and have the potential to improve the economy. He also serves as a director of Delta Apparel and Duke Power Company.

     E. Erwin Maddrey, II was President and Chief Executive Officer of Old Delta Woodside or its predecessors from the founding of Old Delta Woodside's predecessors in 1984 until the RSI Merger and he served in these positions with Delta Woodside from the RSI Merger until June 2000. He is currently the President of Maddrey & Associates, which oversees its investments and provides consulting services. He also serves as a director of Delta Apparel, Kemet Corporation, Blue Cross Blue Shield of South Carolina, and Renfro Corporation.

     Buck A. Mickel held various officer positions with Old Delta Woodside or its predecessors from the founding of Old Delta Woodside's predecessors until November 1989. He served as Vice President and a director of RSI Holdings, Inc. from before the RSI Merger until January 1995 and as Vice President of RSI Holdings, Inc. from September 1996 until July 1998 and has served as President, Chief Executive Officer and a director of RSI Holdings, Inc. from July 1998 to the present. He served as Vice President of RSI Corporation from October 1983 until November 1989. Mr. Mickel also serves as a director of Delta Apparel.

     The Company's directors hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified.

BOARD AND COMMITTEE MEETINGS

     Our board of directors met physically or by telephone ten times during the fiscal year ended July 3, 2004. The Compensation Committee met six times, the Compensation Grants Committee met four times, the Audit Committee met six times and the Nominating and Corporate Governance Committee met one time during fiscal 2004. Each director attended or participated in at least 75 percent of the meetings of the board and of any committee of which he was a member.

COMMITTEES OF THE BOARD OF DIRECTORS

     Our board of directors has standing audit, compensation, compensation grants and nominating and corporate governance committees. The compensation grants committee does not have a written charter. The charters for the other committees are posted on the Company's web site at www.deltawoodside.com. While the Company is not listed on AMEX or any other exchange, our standing committee charters require that all members of these standing committees be "independent" within the meaning of AMEX Rule 121A as determined by our board of directors

     AUDIT COMMITTEE. On July 26, 2004, our board of directors adopted a revised audit committee charter in order to address various changes in the role and responsibilities of the audit committee in light of the enactment of the Sarbanes-Oxley Act of 2002 and rules promulgated thereunder by the Securities and Exchange Commission. A copy of the new audit committee charter is included as Appendix A to this proxy statement.
     Our Audit Committee serves as an independent and objective party to oversee the financial and reporting processes of our Company, the audits of the financial statements of our Company and our Company's internal control system. Our Audit Committee appoints (subject to shareholder ratification), evaluates, and, when appropriate, replaces the registered public accounting firm or "outside auditors" engaged to audit our financial statements and perform other audit, review, or attest services for our Company, determines the compensation and other terms of engagement of our outside auditors, and oversees their work. The outside auditors report directly to our Audit Committee. Our Audit Committee also oversees the internal audit function of our Company. In addition, our Audit Committee is responsible for establishing procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

     After considering relationships between each member of the Audit Committee and our Company and our subsidiaries and reviewing the qualifications of the members of the Audit Committee, our board of directors has determined that all current members of the Audit Committee are "independent" as that term is defined in Section 10A of the Securities Exchange Act of 1934, as amended, Rule 10A-3(b)(1) promulgated thereunder and AMEX Rule 121A. Furthermore, our board of directors has determined that C.C. Guy and Michael R. Harmon qualify as audit committee financial experts, as defined in Item 401(h) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

     COMPENSATION COMMITTEE. Our Compensation Committee assists our board in fulfilling its oversight responsibilities relating to senior executive and director compensation. The Compensation Committee generally (i) oversees the development and implementation of the compensation policies, strategies, plans, and programs for the Company's directors and executive officers; (ii) reviews and determines the compensation of the executive officers of the Company (except for those components of compensation handled by the Compensation Grants Committee); and (iii) oversees the selection and performance of the Company's executive officers and succession planning for key members of the Company's management.

     COMPENSATION GRANTS COMMITTEE. The Compensation Grants Committee is comprised of members of the Compensation Committee who are also "outside directors" within the meaning of IRS Regulation 1.162-27(e)(3) for purposes of
Section 162(m) of the Internal Revenue Code. Section 162(m) limits the deductibility to the Company of executive compensation in certain circumstances. There are exceptions to these limitations for certain performance based compensation approved by a committee of two or more "outside directors." The Compensation Grants Committee grants awards under the Company's stock compensation plans.

     NOMINATING AND CORPORATE GOVERNANCE COMMITTEE. The Nominating and Corporate Governance Committee generally (i) recommends to the board criteria for board and committee membership; (ii) identifies individuals qualified to become board members, consistent with criteria approved by the board, and recommends to the board proposed nominees for election to the board and for membership on committees of the board; (iii) makes recommendations to the board regarding proposals and nominees for director submitted by shareholders of the Company; and (iv) makes recommendations to the board regarding corporate governance matters and practices.

NOMINATIONS PROCESS AND POLICY

     The process for identifying and evaluating nominees for director, including nominees recommended by shareholders, involves compiling names of potentially eligible candidates, evaluating candidates' qualifications, conducting interviews with candidates, and meeting to consider and recommend final candidates to the board of directors. The Nominating and Corporate Governance Committee will consider director nominees recommended by holders of our common stock, and there is no difference in the manner in which our Nominating and Corporate Governance Committee evaluates nominees for directors who are recommended by a shareholder and nominees who are selected by our Company.

     The Nominating and Corporate Governance Committee is authorized to retain (and terminate) search firms to assist it in identifying candidates to serve as directors of the Company and has sole authority to approve the fees payable to such search firm and other terms of their retention. The Nominating and Corporate Governance Committee does not currently retain the services of any director search firm to assist in identifying and evaluating director candidates for its consideration, although it may do so from time to time in the future. Accordingly, no fees have been paid to a search firm or other third party in the past fiscal year. Michael R. Harmon, who was appointed a director by action of our board after the 2003 annual meeting of shareholders was recommended to us by William F. Garrett, the CEO of Delta Woodside Industries and William H. Hardman, Jr., the CFO of Delta Woodside Industries.

     Our director nominations policy is posted on our web site at www.deltawoodside.com. At a minimum, a nominee for our board must (i) be over 21 years of age at the time of election; (ii) have experience in a position with a high degree of responsibility in a business or other organization; (iii) be able to read and understand basic financial statements; (iv) possess integrity and have high moral character; (v) be willing to apply sound, independent business judgment; and (vi) have sufficient time to devote to the Company. It is our policy for our Nominating and Corporate Governance Committee to also consider the following criteria when evaluating candidates to be nominated for director who meet the minimum qualifications described above:

     (a) whether the potential nominee has leadership, strategic, or policy setting experience in a complex organization, including any governmental, educational, or other non-profit organization;
     (b) whether the potential nominee has experience and expertise that is relevant to the Company's business, including any specialized business experience, technical expertise, or other specialized skills, and whether the potential nominee has knowledge regarding issues affecting the Company;
     (c) whether the potential nominee is highly accomplished in his or her respective field;
     (d) in light of the relationship of the Company's business to the textile and apparel industries, whether the potential nominee has received any awards or honors from any industry groups or associations or other relevant professional associations or actively participates in any such groups or associations;
     (e) whether the addition of the potential nominee to our board would assist the board in achieving a mix of board members that represents a diversity of background and experience, including diversity with respect to age, gender, national origin, race, and competencies;
     (f) whether the potential nominee has high ethical character and a reputation for honesty, integrity, and sound business judgment;

     (g) whether the potential nominee is independent, as defined by AMEX listing standards, whether he or she is free of any conflict of interest or the appearance of any conflict of interest with the best interests of the Company and its shareholders, and whether he or she is willing and able to represent the interests of all shareholders of the Company;
     (h) whether the potential nominee is financially sophisticated, as defined by AMEX listing standards, or qualifies as an "audit committee financial expert," as defined by SEC rules and regulations; and
     (i) any factor affecting the ability or willingness of the potential nominee to devote sufficient time to board activities and to enhance his or her understanding of the Company's business.

     In determining whether to re-nominate an incumbent director, it is our policy that our Nominating and Corporate Governance Committee review and consider the incumbent director's service to the Company during his or her term, including the number of meetings attended, level of participation, and overall contribution to the Company, in deciding whether to nominate such incumbent director for re-election.

     If a shareholder desires to recommend one or more director nominees to the Nominating and Corporate Governance Committee for nomination by the Company, the shareholder must provide the Company with the following information in writing:

     (a) the name, telephone number, and address of the nominating shareholder and the name(s), telephone number(s), and address(es) of his or her nominee(s);
     (b) biographical information regarding each nominee, including each nominee's employment and other relevant experience; and
     (c) the written consent of each nominee to serve as a director of the Company.

     Any director candidate recommendation materials are to be sent to 100 Augusta Street (29601), Post Office Box 6126, Greenville, South Carolina 29606, Telephone (864) 255-4122, attention: William H. Hardman, Secretary. Director candidate recommendations may be submitted at any time; however, the Nominating and Corporate Governance Committee is not required to consider shareholder nominees for a given annual meeting of shareholders unless the written notice is received no later than 120 days prior to the first anniversary of the date of the Company's proxy statement for the previous year's annual meeting. Thus, shareholder recommendations for nominees to be considered at the 2005 annual meeting of shareholders must be received no later than June 24, 2005.

     If a shareholder desires to actually nominate one or more director candidates himself or herself, the shareholder must send a nomination in writing to the Company, which must be received by the Company at its principal executive offices no later than (i) 120 days prior to the first anniversary of the last annual meeting if the election is to take place at an annual meeting of shareholders or (ii) the close of business on the tenth day after notice of the meeting is first given to shareholders if the election is to take place at a special meeting of the shareholders. The written nomination must include:

     (a) the name and address of the nominating shareholder and the name(s) and address(es) of his or her nominee(s),
     (b) the number of shares held by the nominator as of the record date of the meeting and as of the date of the notice, the name in which these shares are registered and a representation that the nominator intends to appear in person or by proxy at the meting to nominate his or her nominees,
     (c) a description of all arrangements between the nominator, his or her nominee(s) and any other person relating to the nomination,
     (d) the same information about the nominee(s) that the Company would be required to include in a proxy statement under the Securities and Exchange Commission's proxy rules if the Company were making the nomination,
     (e) the written consent of each nominee to serve as a director of the Company, and
     (f) any other information the Company may reasonably request.

Shareholders must also comply with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules promulgated thereunder in making director nominations. Copies of the Company's bylaws may be obtained by writing or calling the Company at 100 Augusta Street (29601), Post Office Box 6126, Greenville, South Carolina 29606, Telephone (864) 255-4122, attention: William H. Hardman, Secretary.

COMMUNICATING WITH THE BOARD OF DIRECTORS

     It is the policy of our board of directors to encourage communications to the board of directors and/or its members from our shareholders. All such communications shall be in written form, addressed to the board of directors or to one or more individual members of the board of directors, and sent to Post Office Box 6126, 100 Augusta Street (29601), Greenville, South Carolina 29606, Telephone (864) 255-4122, Fax (864) 255-4165, e-mail bill.hardman@deltamills.com attention: William H. Hardman, Secretary. Such communications will be reviewed by our Secretary, who shall remove communications relating to solicitations, junk mail, customer service concerns and the like. All other shareholder communications shall be promptly forwarded to the applicable member(s) of our board of directors or to the entire board of directors, as requested in the shareholder communication.

DIRECTOR ATTENDANCE AT SHAREHOLDER MEETINGS

       All of the Company's directors and nominees for election are expected to attend all shareholders' meetings except in cases of extraordinary circumstances. All directors then in office attended the 2003 annual meeting of shareholders.

CODE OF ETHICS

     The Company has adopted a code of ethics that applies to its chief executive officer, its chief financial officer and its controller. A copy of this code of ethics is posted on the Company's web site at www.deltawoodside.com. The Company will disclose any amendment to, or any waiver of, any provision of its code of ethics that is required to be included in the code by Item 406 of Regulation S-K promulgated under the Exchange Act that applies to the Company's chief executive officer, chief financial officer or controller by posting such information on its web site.


                    STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS
                                 AND MANAGEMENT

     The following table sets forth certain information as of September 15, 2004, regarding the beneficial ownership of the Company's common stock by (i) persons beneficially owning more than five percent of the common stock, (ii) the directors, (iii) the executive officers named in the Summary Compensation Table under "Management Compensation", and (iv) all current directors and executive officers as a group. Unless otherwise stated in the notes to the table, the Company believes that the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them.


                                                      SHARES
                                                    BENEFICIALLY
BENEFICIAL OWNER                                       OWNED                PERCENTAGE

Towle & Co. (1)                                      773,415                    12.7%
12855 Flushing Meadow Drive
St. Louis, MO 63131

Franklin Resources, Inc. (2)                         560,000                     9.2%
Franklin Advisory Services, LLC.
Charles B. Johnson
Rupert H. Johnson, Jr.
One Franklin Parkway
San Mateo, CA  94403

                                       7

Berno Gambal & Barbee, Inc. (3)                      535,024                     8.8%
William S. Berno
Paul Gambal
Scott L. Barbee
1100 North Glebe Road, Suite 1040
Arlington, VA  22201

Dimensional Fund Advisors Inc. (4)                   410,842                     6.8%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA  90401

E. Erwin Maddrey, II (5)                             874,263                    14.4%
233 North Main Street, Suite 200
Greenville, SC  29601

Bettis C. Rainsford (6)                              679,484                    11.2%
108-1/2 Courthouse Square
Post Office Box 388
Edgefield, SC  29824

Buck A. Mickel (7) (8)                               404,332                     6.6%
Post Office Box 6721
Greenville, SC  29606

Micco Corporation (8)                                310,158                     5.1%
Post Office Box 795
Greenville, SC  29602

Minor M. Shaw (8) (9)                                375,971                     6.2%
Post Office Box 795
Greenville, SC  29602

Charles C. Mickel (8) (10)                           374,234                     6.1%
Post Office Box 6721
Greenville, SC  29606

J. Patrick Danahy (11)                                 3,511                     (19)

William F. Garrett (12)                              309,659                     5.0%

C. C. Guy (13)                                         8,788                     (19)

Michael R. Harmon (14)                                     0                       0

Max Lennon (15)                                       14,680                     (19)

William H. Hardman, Jr. (16)                          33,928                     (19)

Donald C. Walker (17)                                 24,997                     (19)

All current directors and executive officers
as a group (9 Persons) (18)                        1,674,158                    26.6%


     (1) This information is based on a Schedule 13D filed on April 6,2004 with the Securities and Exchange Commission by Towle & Co. ("Towle") with respect to the Company's common stock. Towle reported that it had sole voting and dispositive power with respect to 260,575 of the shares shown and no voting power but shared dispositive power as to 512,840 of the shares shown.

     (2) This information is based on a Schedule 13G/A filed on January 30, 2003 with the Securities and Exchange Commission by Franklin Resources, Inc. ("FRI") with respect to the Company's common stock. In the Schedule 13G/A, FRI reported that, with respect to the Company's common stock, the shares shown in the table above were beneficially owned by one or more closed-end investment companies or other managed accounts that are advised by one or more direct and indirect investment advisory subsidiaries of FRI. The Schedule 13G/A reported that the investment advisory subsidiary(ies) have investment and/or voting power over the securities owned by their investment advisory clients. Accordingly, such subsidiary(ies) may be deemed to be the beneficial owner of the shares shown in the table. The Schedule 13G/A reported that Charles B. Johnson and Rupert H. Johnson, Jr. (the "FRI Principal Shareholders") (each of whom has the same business address as FRI) each own in excess of 10% of the outstanding common stock and are the principal shareholders of FRI and may be deemed to be the beneficial owners of securities held by persons and entities advised by FRI subsidiaries. The Schedule 13G/A reported that one of the investment advisory subsidiaries, Franklin Advisory Services, LLC (whose address is One Parker Plaza, Sixteenth Floor, Fort Lee, New Jersey 07024), has sole voting and dispositive power with respect to all of the shares shown. FRI, the FRI Principal Shareholders and the investment advisory subsidiaries disclaim any economic interest or beneficial ownership in the shares shown in the table above and indicate that they are of the view that they are not acting as a "group" for purposes of the Securities Exchange Act of 1934, as amended.

     (3) This information is based on a Schedule 13G/A filed on February 13, 2004 and on a Schedule 13F-HR filed on August 13, 2004 with the Securities and Exchange Commission by Berno Gambal & Barbee, Inc. ("BGB") with respect to the Company's common stock. In the Schedule 13G/A, BGB reported that, with respect to the Company's common stock, the shares shown in the table above were beneficially owned by BGB, William S. Berno ("Berno"), Paul Gambal ("Gambal") and Scott L. Barbee ("Barbee"). The Schedule 13G/A reported that Mr. Gambal holds sole investment and voting power as to 6,250 shares and Mr. Barbee holds sole investment and voting power as to 42,000 shares.

     (4) This information is based on a Schedule 13G/A filed on February 6, 2004 and on a Schedule 13F-HR filed on July 14, 2004 with the Securities and Exchange Commission by Dimensional Fund Advisors Inc. ("Dimensional") with respect to the Company's common stock. Dimensional reported that it had sole voting power and sole dispositive power with respect to all of the shares shown. The amendment reports that Dimensional furnishes investment advice to four investment companies and serves as investment manager to certain other investment vehicles, including commingled group trusts and separate accounts, that all of the shares of the Company's common stock were owned by such investment companies or investment vehicles, that Dimensional disclaims beneficial ownership of such securities and that, to the knowledge of Dimensional, no such investment company or investment vehicle client owned more than 5% of the outstanding shares of the Company's common stock.

     (5) Mr. Maddrey is a director of the Company and was its President and Chief Executive Officer until June 2000. The number of shares shown as beneficially owned by Mr. Maddrey includes 107,867 shares held by the E. Erwin and Nancy B. Maddrey, II Foundation, a charitable trust, as to which shares Mr. Maddrey holds sole voting and investment power but disclaims beneficial ownership.

     (6) This information is based on a Form 4 filed by Mr. Rainsford on March 2, 2001 with the Securities and Exchange Commission with respect to the Company's common stock. Mr. Rainsford was a director of the Company until September 14, 2000 and until October 1, 1999 was the Executive Vice President, Treasurer and Chief Financial Officer of the Company.

     (7) Buck A. Mickel is a director of the Company. The number of shares shown as beneficially owned by Mr. Mickel includes 93,457 shares directly owned by him, 717 shares held by him as custodian for a minor and all of the 310,158 shares owned by Micco Corporation. Mr. Mickel disclaims beneficial ownership of the shares held by him as custodian for a minor and two-thirds of the shares owned by Micco Corporation. See Note (8).

     (8) Micco Corporation owns 310,158 shares of the Company's common stock. The shares of common stock of Micco Corporation are owned in equal parts by Buck
A. Mickel (a director of the Company), Minor M. Shaw and Charles C. Mickel, who are also officers and directors of Micco Corporation. Buck A. Mickel, Minor M. Shaw and Charles C. Mickel are siblings. Each of the three siblings disclaims beneficial ownership of two-thirds of the shares of the Company's common stock owned by Micco Corporation. See Notes (7), (9) and (10).

      (9) The number of shares shown as beneficially owned by Minor M. Shaw includes 65,557 shares owned by her directly, approximately 256 shares beneficially owned by her husband through an individual retirement account, and all of the 310,158 shares owned by Micco Corporation. Ms. Shaw disclaims beneficial ownership of the shares owned by her husband and two-thirds of the shares owned by Micco Corporation. See Note (8).

     (10) The number of shares shown as beneficially owned by Charles C. Mickel includes 63,174 shares owned by him directly, 877 shares owned by him as custodian for his children, 25 shares owned by his wife and all of the 310,158 shares owned by Micco Corporation. Charles C. Mickel disclaims beneficial ownership of the shares owned by his wife, the shares owned by him as a custodian for his children and two-thirds of the shares owned by Micco Corporation. See Note (8).

     (11) J. Patrick Danahy is a director of the Company.

     (12) William F. Garrett is President and Chief Executive Officer and a director of the Company. The number of shares shown as beneficially owned by Mr. Garrett includes 48,000 shares issued under the Company's 2004 Stock Plan that remain subject to forfeiture restrictions and 168,750 shares underlying options that are currently exercisable or will become exercisable within 60 days of September 15, 2004.

     (13) C. C. Guy is a director of the Company. The number of shares shown as beneficially owned by Mr. Guy includes 1,242 shares owned by his wife, as to which shares Mr. Guy disclaims beneficial ownership.

     (14) Michael R. Harmon is a director of the Company.

     (15) Dr. Lennon is a director of the Company.

     (16) William H. Hardman, Jr. is Vice President, Chief Financial Officer, Secretary and Treasurer of the Company. The number of shares shown as beneficially owned by Mr. Hardman includes 6,667 shares issued under the Company's 2004 Stock Plan that remain subject to forfeiture restrictions and 16,667 shares underlying options that are currently exercisable or will become exercisable within 60 days of September 15, 2004.

     (17) Donald C. Walker is Vice President, Controller and Assistant Secretary of the Company. The number of shares shown as beneficially owned by Mr. Walker includes 6,667 shares issued under the Company's 2004 Stock Plan that remain subject to forfeiture restrictions and 12,500 shares underlying options that are currently exercisable or will become exercisable within 60 days of September 15, 2004.

     (18) Includes all shares deemed to be beneficially owned by any current director or executive officer, including 61,334 shares issued under the 2004 Stock Plan that remain subject to forfeiture restrictions and 197,917 shares underlying options that are currently exercisable or will become exercisable within 60 days of September 15, 2004.

     (19) Less than one percent.

                               EXECUTIVE OFFICERS

     The following provides certain information regarding the current executive officers of the Company.

NAME AND AGE                         POSITION

William F. Garrett (64)              President and Chief Executive Officer (1)


William H. Hardman, Jr. (63)         Vice President, Chief Financial Officer,
                                     Secretary and Treasurer (2)

Donald C. Walker (60)                Vice President, Controller
                                     and Assistant Secretary (3)


     (1) See information under "Election of directors."

     (2) William H. Hardman, Jr. was Vice President of Administration for Delta Mills Marketing Company, a division of a subsidiary of the Company, from 1986 until June of 2000 when he was elected Vice President, Chief Financial Officer, Secretary and Treasurer of the Company.

     (3) Donald C. Walker was Controller of Delta Mills Marketing Company, a division of a subsidiary of the Company, from 1987 until June 2000 when he was elected Vice President, Controller and Assistant Secretary of the Company.

     The Company's executive officers are appointed by the board of directors and serve at the pleasure of the board.

                             MANAGEMENT COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information for the fiscal years ended July 3, 2004, June 28, 2003, and June 29, 2002 respecting the compensation earned by the current Chief Executive Officer and the other current executive officers who earned salary and bonus in fiscal 2004 in excess of $100,000. All of these persons are referred to collectively as the "Named Executives."


                           SUMMARY COMPENSATION TABLE

                                                                             LONG-TERM
                                      ANNUAL COMPENSATION COMPENSATION     COMPENSATION
                                    ------------------------------------  -----------------
                                                                               AWARDS
                                                                          -----------------
                                                               OTHER                          ALL
                                                              ANNUAL          RESTRICTED      OTHER
                                                              COMPEN-           STOCK         COMPEN-
NAME AND                              SALARY      BONUS       SATION            AWARDS        SATION
PRINCIPAL POSITION           YEAR     ($)(A)    ($)(A)(B)     ($)(C)             ($)            ($)
------------------------------------------------------------------------------------------------------------

William F. Garrett           2004      647,500    150,000(d)     90,172         114,480(e)    103,188(f)(i)
   President & Chief         2003      624,519    150,000(d)    107,563               0       111,332
   Executive Officer         2002      584,616    210,000(d)     89,336               0        80,103

William H. Hardman, Jr.      2004      236,353          0             0          15,900(e)     28,612(g)(i)
   Vice President, Chief     2003      224,383          0         2,463               0        25,356
   Financial Officer,        2002      210,000     23,000         2,507               0        16,358
   Treasurer & Secretary

Donald C. Walker             2004      153,185          0             0          15,900(e)     10,760(h)(i)
   Vice President,           2003      144,122          0         1,368               0        10,304
   Controller &              2002      136,500     15,000         1,144               0         7,511
   Assistant Secretary

     (a) The amounts shown in this column include sums the receipt of which has been deferred pursuant to the Company's 401(k) Plan (the "401(k) Plan") or the Company's deferred compensation plan (the "Deferred Compensation Plan").

     (b) Amounts in this column are cash bonuses paid to reward performance. Bonuses are recorded in the above table in the fiscal year for which they were earned, though such bonuses may actually be paid in the following fiscal year.

     (c) All of the amounts in this column for Mr. Hardman and Mr. Walker and part of the amounts for Mr. Garrett were cash tax assistance paid by the Company in connection with the vesting of awards under the Company's Incentive Stock Award Plan adopted in 2000 (the "2000 Incentive Stock Award Plan") and were in each case approximately sufficient to pay the participant's federal and state income taxes attributable to both the vesting of the award and the related cash tax assistance payment itself. The tax assistance related to the vesting of these awards is earned, and recorded above, in the year the award vested though such amounts are actually paid in the following fiscal year. When an award vests, the recipient must pay a $.01 per share exercise price in order to receive the stock subject to the award and the related tax assistance. The amounts for Mr. Garrett in fiscal 2004, 2003 and 2002, respectively, also include $51,179, $41,046 and $32,354, respectively, of certain expenses paid by the Company that are reported as income for Mr. Garrett, and cash tax assistance related to these payment of $38,993, $36,914 and $30,813, respectively, related to those expenses. The amounts shown for Mr. Hardman and Mr. Walker do not include any reimbursement by the Company or its subsidiaries for such expenses because the non-business personal benefit related to such payments for these Named Executives did not exceed the lesser of $50,000 or 10% of the Named Executive's total salary and bonus.

     (d) Includes $150,000 as the third, fourth or fifth of seven payments constituting a special bonus for prior service and as an incentive to remain in the employment of the Company. If Mr. Garrett remains in the service of the Company for the full payment period, the total special bonus will be $1,000,000.

     (e) Amounts in this column represent the cash value of restricted stock and cash awards made on December 17, 2004 under the Company's 2004 Stock Plan. Generally, 60% of each award consists of shares of the Company's common stock and 40% consists of cash measured by shares of "phantom stock." Mr. Garrett, Mr. Hardman and Mr. Walker were awarded 43,200, 6,000 and 6,000 shares of common stock, respectively, as the stock portion of their awards and 28,800, 4,000 and 4,000 shares of "phantom stock," respectively, for determining the amount of the cash portion of their awards. The amount of the cash portion of the award that vests on a vesting date is determined by multiplying the fair market value (as defined in the 2004 Stock Plan) of the Company's common stock on that vesting date by the number of shares of "phantom stock" vesting on that date. Provided that the applicable vesting conditions are satisfied, one third of each award vests at the end of each of the Company's fiscal years 2004, 2005 and 2006. Generally, half of the portion of the award eligible to vest at the end of a fiscal year will vest if the award recipient remains continuously employed by the Company or a subsidiary throughout that fiscal year in the same position the recipient occupied at the date of grant or in a position of comparable or superior responsibility and authority. The other half of the portion of the award eligible to vest at the end of a fiscal year will vest if both the service condition is met and the Company meets certain net income and return on asset targets for that fiscal year. The performance targets are scaled so that either all or certain percentages of the performance portion of the award can vest depending on which target levels are achieved. All amounts in the table are based on the closing price of the Company's common stock on the New York Stock Exchange on December 17, 2003 (the grant date of the awards). As of July 3, 2004, there were a total of 135,000 shares of restricted stock outstanding with an aggregate value of $149,850 and 90,000 shares of "phantom stock" cash awards outstanding with an aggregate value of $99,900 based on the closing bid price of $1.11 per share of the Company's common stock on the Nasdaq Over-the-Counter Bulletin Board (the "OTC-BB") on July 2, 2004, the last trading day of fiscal 2004. Were the Company to pay dividends, dividends would be paid on shares included in unvested restricted stock awards; however, the Company does not currently expect to pay dividends during the term of the awards. The "service" portion of each award that was subject to vesting on July 3, 2004 vested; however, the "performance" portion of each award subject to vesting on that date failed to vest and was forfeited due to failure of the Company to achieve the net income and return on asset targets required for vesting. 7,200, 1,000 and 1,000 shares of stock granted to Messrs. Garrett, Hardman and Walker, respectively, vested on July 3, 2004, and they received cash awards of $5,328, $740, and $740, respectively, on that date.

     (f) The fiscal 2004 amount represents $6,008 contributed by the Company to the 401(k) Plan for Mr. Garrett with respect to his compensation deferred under the 401(k) Plan, $4,483 contributed by the Company to the Deferred Compensation Plan for Mr. Garrett with respect to his compensation deferred under the Deferred Compensation Plan, and $92,697 earned on Mr. Garrett's deferred compensation at a rate in excess of 120% of the Federal mid-term rate.

     (g) The fiscal 2004 amount represents $5,416 contributed by the Company to the 401(k) Plan for Mr. Hardman with respect to his compensation deferred under the 401(k) Plan, $1,636 contributed by the Company to the Deferred Compensation Plan for Mr. Hardman with respect to his compensation deferred under the Deferred Compensation Plan, and $21,560 earned on Mr. Hardman's deferred compensation at a rate in excess of 120% of the Federal mid-term rate.

     (h) The fiscal 2003 amount represents $4,571 contributed by the Company to the 401(k) Plan for Mr. Walker with respect to his compensation deferred under the 401(k) Plan and $6,189 earned on Mr. Walker's deferred compensation at a rate in excess of 120% of the Federal mid-term rate.

      (i) The 401(k) Plan allocation shown for the fiscal year was allocated to the participant's account during that fiscal year, although all or part of the allocation may have been determined in whole or in part on the basis of the participant's compensation during the prior fiscal year.

AGGREGATED  OPTION  EXERCISES  IN LAST  FISCAL YEAR AND FISCAL  YEAR-END  OPTION
VALUES

     The following table provides certain information respecting the fiscal year end value of any unexercised outstanding options. No named executive exercised any options in fiscal 2004 issued under either the Company's Stock Option Plan adopted in 1990, as amended (the "Old Stock Option Plan"), or the Company's 2000 Stock Option Plan (the "2000 Stock Option Plan"). In addition, no named executive exercised any awards in fiscal 2004 granted under the Company's 2000 Incentive Stock Award Plan.

                                         AGGREGATED OPTION EXERCISES IN LAST
                                      FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                           NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED             IN-THE-MONEY OPTIONS
                              SHARES        VALUE            OPTIONS AT FY-END                    AT FY-END
                             ACQUIRED       VALUE                   (#)                              ($)
                            ON EXERCISE    REALIZED   -------------------------------- ---------------------------------
          NAME                  (#)          ($)       EXERCISABLE     UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
-------------------------- -------------- ----------- --------------- ---------------- --------------- -----------------

William F. Garrett               0            0          168,750             0               0                0

William H. Hardman, Jr.          0            0           16,667             0               0                0

Donald C. Walker                 0            0           12,500             0               0                0

AMENDMENT TO DEFERRED COMPENSATION PLAN

     On January 16, 2004, based on the recommendation of Delta Woodside's Compensation Committee, the Board (with Mr. Garrett abstaining) approved an amendment of the Company's deferred compensation plan. The deferred compensation plan amendment provides that each participant's deferred compensation account will be paid to the participant upon the earlier of the participant's termination of employment or in accordance with a schedule of payment that will pay approximately 40%, 30%, 20% and 10% of the participant's total pre-amendment account on February 15 of 2004, 2005, 2006 and 2007, respectively. Any such February 15 payment will be conditioned on there being no default under the Delta Mills' 9.625% Senior Note Indenture or Delta Mills' revolving credit facility and on compliance with the fixed charge coverage ratio test in the Senior Note Indenture. The Compensation Committee and the Board adopted this amendment as a measure to retain key employees who, in light of the general difficulties in the textile industry, have expressed a desire to diversify their retirement assets. On February 15, 2004, payments of $789,224, $187,629 and $52,965 were made to William F. Garrett, CEO, William H. Hardman, Jr., CFO, and Donald C. Walker, Controller, respectively. As of July 3, 2004, the Company's aggregate deferred compensation liability was approximately $4.6 million. Of this amount, approximately $1,226,747, $291,646 and $82,326 were for the accounts of Mr. Garrett, Mr. Hardman and Mr. Walker, respectively.

EMPLOYMENT CONTRACTS AND SEVERANCE ARRANGEMENTS

     In recognition of William F. Garrett's past service to the Company and in order to provide him with an additional incentive to remain with the Company, the Company's board in March 2000 authorized the payment to him of $100,000 in connection with the spin-offs of Delta Apparel, Inc. and Duck Head Apparel Company, Inc. (see "Related Party Transactions" below) and the payment to him of six additional annual payments of $150,000 each, with the first of these annual payments to be made in October 2000. Mr. Garrett will forfeit any of these payments remaining to be made in the event that he voluntarily leaves employment with the Company or such employment is terminated by the Company for cause. Any remaining amounts payable to him under the arrangement will be paid to him in the event of his death or disability or in the event there is a change of control of the Company and he does not remain with the Company.

     Unless otherwise provided by agreement, each of the Company's executive officers is eligible to participate in the Company's severance plan for salaried employees. In the event a covered employee's employment terminates in specified circumstances, this plan provides that the employee will receive severance equal in amount to one week's base salary for each year of service credit, with a minimum of two weeks' base salary.

DIRECTOR COMPENSATION

     For fiscal 2004, the Company paid each director who was not an officer of the Company an annual cash fee of $12,266, plus it purchased on the open market Company common stock worth approximately $6,136 for each such director. Each non-officer director is paid $500 ($750 for the committee chair) for each committee meeting attended, $250 for each telephonic board and committee meeting in which the director participates, and $500 for each board meeting attended in addition to four quarterly board meetings. Each director is also reimbursed for his reasonable travel expenses in attending each meeting.

     For fiscal 2005, in light of current economic conditions, the Company plans to pay directors at one half the rate of fiscal 2004. The shares to be acquired may be newly issued or acquired in the open market for such purpose. Therefore, each director who is not an officer of the Company will receive an annual cash fee of $6,133, plus Company common stock worth approximately $3,068. Each non-officer director will be paid $250 ($375 for the committee chair) for each committee meeting attended, $125 for each telephonic board and committee meeting in which the director participates, and $250 for each board meeting attended in addition to the four quarterly board meetings. Each director will continue to be reimbursed for his reasonable travel expenses in attending each meeting.

     NOTWITHSTANDING ANY STATEMENT IN ANY OF THE COMPANY'S PREVIOUS OR FUTURE FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, INCORPORATING FUTURE OR PAST FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING PERFORMANCE GRAPH AND THE COMPENSATION COMMITTEE REPORT BELOW SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILING UNLESS THE INCORPORATION SPECIFICALLY LISTS THE FOLLOWING PERFORMANCE GRAPH OR COMPENSATION COMMITTEE REPORT.

                                PERFORMANCE GRAPH

     Set forth below is a line graph containing the yearly change in the cumulative total stockholder return, assuming dividend reinvestment, on the Company's common stock with the cumulative total return, assuming dividend reinvestment, on (1) the Standard & Poor's 500 Stock Index, (2) the Dow Jones US Clothing/Fabrics Index (which we refer to as the "new peer group") and (3) a peer group composed of Galey & Lord, Inc., Burlington Industries, Inc. and Cone Mills Corporation (which we refer to as the "old peer group"). The old peer group was comprised of the public companies that were Delta Woodside's most direct competitors; however, all three members of the old peer group have entered into federal bankruptcy proceedings, and the Company can no longer obtain sufficient data to include them in a peer group. Therefore, the Company replaced the old peer group with the new peer group starting in fiscal year 2004. The performance graph below contains data for the new peer group and also for the old peer group through fiscal 2003, the last year for which the company was able to obtain data for the old peer group.

Performance Graph Omitted


                                                              CUMULATIVE TOTAL RETURN
                                        ---------------------------------------------------------------------
                                          6/30/99     6/30/00     6/30/01     6/30/02     6/30/03    6/30/04

Delta Woodside Industries, Inc.            100.00       36.17       13.28        9.79       12.13       4.77
S&P 500                                    100.00      107.25       91.34       74.91       75.10      89.45
Dow Jones US Clothing/Fabrics              100.00       73.30      106.79      113.77      103.97     136.45
Old Textiles Peer Group                    100.00       39.11       25.47       10.59        5.93        N/A


                      REPORT OF THE COMPENSATION COMMITTEE
                      AND THE COMPENSATION GRANTS COMMITTEE
                            OF THE BOARD OF DIRECTORS

     This report of the Compensation Committee and the Compensation Grants Committee (collectively, the "Committees") of the board of directors of the Company sets forth the Committees' policies with regard to compensation of the executive officers of the Company, including the relationship of corporate performance to executive compensation.

EXECUTIVE COMPENSATION POLICIES

     Decisions regarding certain aspects of the compensation of the Company's executive officers are made by the five member Compensation Committee or the two member Compensation Grants Committee of the board. Each Committee member is a non-employee director. Each member of the Compensation Grants Committee is also an "outside director" within the meaning of IRS Regulation 1.162-27(e)(3) for purposes of Section 162(m) of the Internal Revenue Code which limits the deductibility to the Company of executive compensation in certain circumstances.

     The Committees believe that their respective compensation practices are designed to attract, retain, and motivate key Company executives to achieve short-, medium-, and long-term goals that the Committees believe will enhance the value of the shareholders' investment in the Company. Generally, these objectives are implemented through:

     A.  Cash  bonuses  to  promote  the  achievement  of  specific   short-term
         performance goals,

     B. Grants of stock and cash awards under the Company's 2004 Stock Plan to promote the achievement of medium-term goals,

     C. Grants of stock options under the Company's 2000 Stock Option Plan to promote the achievement of long-term goals, and

     D. Payment of base salaries at levels that are competitive with those paid by comparable companies.

     Because of the difficult business environment experienced by the Company in fiscal year 2004 and the Compensation Committee's expectation that the Company's business environment will remain challenging in fiscal year 2005, the Compensation Committee placed a freeze on all salaries in June of 2004.


COMPENSATION OF EXECUTIVE OFFICERS OTHER THAN MR. GARRETT

     The Company's executive officers other than Mr. Garrett are William H. Hardman, Jr., the Company's Vice President, Chief Financial Officer, Treasurer and Secretary, and Donald C. Walker, the Company's Vice President, Controller and Assistant Secretary (the "Other Officers"). The Other Officers received compensation for fiscal 2004 that included both fixed and performance-based components consisting of base salary and awards under the 2004 Stock Plan. The Other Officers also hold outstanding options that were granted under the Company's 2000 Stock Option Plan and Old Stock Option Plan that were fully vested prior to fiscal 2004.

     The Company ordinarily pays a cash bonus for a fiscal year to its Other Officers based on whether certain financial targets determined by the Compensation Committee are achieved. For fiscal 2004, the targets were measured by net income and net income as a percent of sales, and the Company did not achieve the targets. Consequently, no cash bonus was paid to its Other Officers.

     Each Other Officer was granted an award during fiscal 2004 under the 2004 Stock Plan. Sixty percent of each award consists of stock and the other forty percent consists of cash. The cash portion of the award consists of units of "phantom stock" equal to two-thirds of the number of shares comprising the stock portion of the award. The dollar amount of the cash portion of the award that vests on a vesting date is equal to the fair market value (as defined in the 2004 Stock Plan) of the Company's common stock on that vesting date multiplied by the number of shares of "phantom stock" vesting on that date. Provided that the applicable vesting conditions are satisfied, one third of each award vests at the end of each of the Company's fiscal years 2004, 2005 and 2006. Generally, half of the portion of the award eligible to vest at the end of a fiscal year will vest if the award recipient remains continuously employed by the Company or a subsidiary throughout that fiscal year in the same position the recipient occupied at the date of grant or in a position of comparable or superior responsibility and authority. The other half of the portion of the award eligible to vest at the end of a fiscal year will vest if both the service condition is met and the Company meets certain net income and return on asset targets for that fiscal year. The performance targets are scaled so that either all or certain percentages of the performance portion of the award can vest depending on which target levels are achieved. The "service" portion of each award to the Other Officers that was subject to vesting on July 3, 2004 vested; however, the "performance" portion of each award subject to vesting on that date failed to vest and was forfeited due to failure of the Company to achieve the net income and return on asset targets required for vesting.

     No new options were granted to the Other Officers in fiscal 2004, and all outstanding options previously granted to the Other Officers vested in full prior to fiscal 2004.

     Section 162(m) of the Internal Revenue Code ("Section 162(m)") imposes limits on the ability of the Company to claim income tax deductions for compensation paid to the Named Executives. Section 162(m) generally denies a corporate income tax deduction for annual compensation in excess of $1,000,000 paid to any of the Named Executives. Certain types of compensation, including performance-based compensation, are generally excluded from this deduction limit. The portions of awards under the 2004 Stock Plan that vest solely upon the recipient's continued employment with the Company do not qualify as performance-based compensation under Section 162(m); however, no Other Officer subject to Section 162(m) received in fiscal 2004 aggregate compensation in excess of $1,000,000.

COMPENSATION PAID TO W. F. GARRETT

     The compensation of the Chief Executive Officer includes both fixed and performance-based components. In setting the base salary level for the Chief Executive Officer, the Compensation Committee considers possible bonus awards in addition to base salary and attempts to set the base salary level so that total compensation, including bonuses, will be near to that of chief executive officers of comparable companies which includes the old peer group of companies shown on the Performance Graph above and Avondale, Inc., Unifi Inc. and Dan River Inc., based on the most recent available information from these companies.

     Mr. Garrett was paid a special bonus of $150,000 in October 2003 as the fifth of seven annual installments of an aggregate $1,000,000 bonus awarded by the board in March 2000 to reward Mr. Garrett for prior service and to give him an incentive to remain in the employment of the Company. Mr. Garrett will forfeit any remaining payments in the event that he voluntarily leaves employment with the Company or the Company terminates his employment for cause. Any remaining amounts payable to him under the arrangement will be paid to him in the event of his death or disability or in the event there is a change of control of the Company and he does not remain with the Company. The Company also ordinarily pays a cash bonus for a fiscal year to its Chief Executive Officer based on whether certain financial targets determined by the Compensation Committee are achieved. For fiscal 2004, the targets were measured by net income and net income as a percent of sales, and the Company did not achieve the targets. Consequently, no cash bonus was paid to Mr. Garrett for fiscal year 2004 other than the special bonus described above. For fiscal 2004, the total cash bonus awarded to Mr. Garrett amounted to approximately 23% of his base salary.

     Mr. Garrett was granted an award during fiscal 2004 under the 2004 Stock Plan. All of the terms and provisions of Mr. Garrett's award, other than the amount of stock and cash subject to the award, are identical to the terms and provisions of the awards granted to the Other Officers under the 2004 Stock Plan. The "service" portion of Mr. Garrett's award that was subject to vesting on July 3, 2004 vested; however, the "performance" portion of his award subject to vesting on that date failed to vest and was forfeited due to failure of the Company to achieve the net income and return on asset targets required for vesting.

     No new options were granted to Mr. Garrett in fiscal 2004, and all outstanding options previously granted to Mr. Garrett vested in full prior to fiscal 2004.

     Mr. Garrett did not receive compensation for fiscal year 2004 in excess of $1,000,000.


           COMPENSATION COMMITTEE          COMPENSATION GRANTS COMMITTEE

              Buck A. Mickel, Chair           Dr. Max Lennon, Chair
              Michael R. Harmon               Michael R. Harmon
              Dr. Max Lennon
              C.C. Guy
              E. Erwin Maddrey, II


                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

     The Compensation Committee of the Company's board of directors was comprised at the beginning of fiscal 2004 of Buck A. Mickel, J. Patrick Danahy, Dr. Max Lennon, C.C. Guy and E. Erwin Maddrey, II. The Compensation Grants Committee of the Company's board of directors was comprised at the beginning of fiscal 2004 of Dr. Max Lennon and J. Patrick Danahy. During fiscal 2004, Mr. Danahy ceased to be independent when he became the Vice President for Quality Assurance of the Company's subsidiary Delta Mills, so he resigned from his committee assignments and was replaced by Michael R. Harmon.

     Buck A. Mickel was a Vice President of Old Delta Woodside or its predecessors from the founding of Old Delta Woodside's predecessors until November 1989, Secretary of Old Delta Woodside from November 1986 to March 1987, and Assistant Secretary of Old Delta Woodside from March 1987 to November 1988.
E. Erwin Maddrey, II was President and Chief Executive Officer of Old Delta Woodside or its predecessors from the founding of Old Delta Woodside's predecessors in 1984 until November 1989 and he served in these positions with Delta Woodside from November 1989 until June 2000. C. C. Guy served as Chairman of the board of Old Delta Woodside or its predecessors from the founding of Old Delta Woodside's predecessors in 1984 until November 1989.


                           RELATED PARTY TRANSACTIONS

     The Company is not aware of any related party transactions not disclosed in this Proxy Statement that would be required to be disclosed under applicable rules of the SEC. Any transaction entered into between the Company and any officer, director, principal shareholder or any of their affiliates has been and will be on terms which the Company then believes comparable to those which would be available to the Company at such time from non-affiliated persons and will be in the future subject to the approval at the time of a majority of the Company's disinterested directors.


     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     There were no late  filings of reports  for fiscal  year 2004  pursuant  to
Section 16(a) of the Securities Exchange Act of 1934, as amended, except that each of Messrs. Garrett, Hardman, Walker, Danahy and Mickel filed one Form 4 late with respect to one transaction . To the Company's knowledge, Bettis C. Rainsford, the beneficial owner of more than 10% of the Company's outstanding common stock as of the latest information available to the Company, has neither filed a Form 5 with respect to fiscal year 2004 nor has he certified to the Company in writing that no such Form 5 is required to be filed.

                                     ITEM 2
                         RATIFICATION OF APPOINTMENT OF
                        KPMG LLP AS INDEPENDENT AUDITORS

APPOINTMENT OF INDEPENDENT AUDITORS

     Upon recommendation of its Audit Committee, the board of directors has appointed KPMG LLP as independent auditors for the Company and its subsidiaries to audit its consolidated financial statements for the year ended July 2, 2005. KPMG LLP currently serves the Company and its subsidiaries as independent auditors and from time to time advises the Company on tax and other matters. Representatives of KPMG LLP will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

AUDIT FEES

     The table below and the accompanying footnotes set forth the fees paid by the Company to its independent auditors KPMG, LLP for the periods and in the categories indicated.

AUDIT FEES AND SERVICES               FISCAL 2004            FISCAL 2003

Audit Fees                               $174,700              $ 115,000
Audit Related Fees                          9,000  (1)            12,500  (1)
Tax Fees                                   36,800  (2)            92,045  (2)
All Other Fees                                  0                      0
                                   ---------------         --------------
TOTAL FEES FOR ALL SERVICES              $220,500              $ 219,545
                                   ===============         ==============


     (1) Audit related fees for both fiscal 2004 and 2003 consisted of fees for employee benefit plan audits and responses to inquiries that arise in the normal course of business related to accounting and auditing pronouncements and SEC rules and regulations.

     (2) Tax fees for both fiscal 2004 and 2003 consisted of fees for preparation of returns and estimates, responding to miscellaneous state notices, research of tax matters, and preparation of prior year amended returns.

     All audit related services, tax services and other services were approved by the Audit Committee prior to the performance of such services. The Audit Committee concluded that the provision of such services by KPMG LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. The Audit Committee's Audit Policies provide for approval of all audit, audit-related and tax services prior to the provision of such services and, in addition, individual engagements must be separately approved. These policies, however, authorize the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

             THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
       VOTE TO RATIFY THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS.

                                 OTHER BUSINESS

     As of the date of this Proxy Statement, the board of directors was not aware that any business not described above would be presented for consideration at the Annual Meeting. If any other business properly comes before the meeting, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the judgment of the person or persons voting them.

                              FINANCIAL INFORMATION

     THE COMPANY'S FISCAL 2004 ANNUAL REPORT IS BEING MAILED TO SHAREHOLDERS ON OR ABOUT OCTOBER 25, 2004. THE COMPANY WILL PROVIDE WITHOUT CHARGE TO ANY SHAREHOLDER OF RECORD AS OF SEPTEMBER 15, 2004, AND TO EACH PERSON TO WHOM THIS PROXY STATEMENT IS DELIVERED IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS, UPON WRITTEN REQUEST OF SUCH SHAREHOLDER OR PERSON, A COPY OF SUCH FISCAL 2004 ANNUAL REPORT OR THE COMPANY'S FISCAL 2004 ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ANY SUCH REQUEST SHOULD BE DIRECTED TO DELTA WOODSIDE INDUSTRIES, INC., POST OFFICE BOX 6126, GREENVILLE, SOUTH CAROLINA 29606, ATTENTION: WILLIAM H. HARDMAN, VICE PRESIDENT, TREASURER AND SECRETARY.

     NOTWITHSTANDING ANY STATEMENT IN ANY OF THE COMPANY'S PREVIOUS OR FUTURE FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, INCORPORATING FUTURE OR PAST FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE AUDIT COMMITTEE REPORT BELOW SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILING, UNLESS SUCH REPORT IS SPECIFICALLY LISTED IN THE INCORPORATION BY REFERENCE.

     The Audit Committee is responsible for the duties set forth in its charter (which is attached as Appendix A to this Proxy Statement) but is not responsible for either the preparation or the auditing of the financial statements. The Company's management has the responsibility for preparing the financial statements and implementing internal controls, and the Company's independent accountants have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the Audit Committee is not the equivalent of an audit.

                          REPORT OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

     Our board of directors adopted a revised Audit Committee Charter on July 26, 2004, a copy of which is included as Appendix A to this Proxy Statement. Our board has determined that all members of the Audit Committee are independent as defined in AMEX Rule 121A, Section 10A of the Exchange Act and Rule 10A-3(b)(1) promulgated thereunder.

     The  Audit   Committee  has  reviewed  and  discussed  with  the  Company's management and the Company's independent auditors the audited financial statements of the Company contained in the Company's fiscal 2004 Annual Report. The Audit Committee has also discussed with the Company's independent auditors the matters required to be discussed pursuant to SAS 61 (Codification of Statements on Auditing Standards, AU ss. 380). The Audit Committee has received the written disclosures and the letter from the Company's independent accountants required by Independence Standards board Standard No. 1 (titled, "Independence Discussions with Audit Committees") and has discussed with the Company's independent auditors such independent auditors' independence.

     Based on the review and discussions described in the immediately preceding paragraph, the Audit Committee recommended to the board of directors that the audited financial statements included in the Company's fiscal 2004 Annual Report be included in that report, which is incorporated by reference into the Company's Annual Report on Form 10-K for the fiscal year ended July 3, 2004, filed with the U.S. Securities and Exchange Commission.

                                 AUDIT COMMITTEE

     C. C. Guy, Chair            Michael R. Harmon              Dr. Max Lennon

                             SOLICITATION OF PROXIES

     The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by mail, proxies may be solicited by directors, officers and other regular employees of the Company by telephone, telecopy or personal interview for no additional compensation. The Company or its agent will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to beneficial owners of the stock held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses. The Company has engaged Georgeson Shareholder to assist in these contacts with brokerage houses, custodians, nominees and fiduciaries for an estimated fee of $5,500 plus reasonable out-of-pocket expenses.


                          PROPOSALS OF SECURITY HOLDERS

     Any shareholder of the Company who desires to present a proposal at the 2005 Annual Meeting of Shareholders for inclusion in the Company's proxy statement and form of proxy relating to that meeting must submit such proposal to the Company at its principal executive offices on or before June 24, 2005. Pursuant to the requirements of the Company's bylaws, if a shareholder of the Company desires to present a proposal at the 2005 Annual Meeting of Shareholders that will not be included in the Company's proxy statement and form of proxy relating to that meeting, such proposal must be submitted to the Company at its principal executive offices no later than July 25, 2005 for the proposal to be considered timely.

     The above Notice and Proxy Statement are sent by order of the board of directors.


                                           William H. Hardman, Jr., Secretary

Greenville, South Carolina
October 25, 2004

                                                                      APPENDIX A

                         DELTA WOODSIDE INDUSTRIES, INC.

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER


I.       PURPOSE

         The primary function of the Audit Committee (the "Committee") of Delta Woodside Industries, Inc. (the "Company") is to assist the Board of Directors in fulfilling its oversight responsibilities by overseeing the Company's auditing, accounting, and financial reporting processes and performance. Consistent with this function, the Committee should encourage continuous improvement of, and should foster compliance with, the Company's auditing, accounting, and financial reporting policies, processes, and practices at all levels.

         The Committee's primary duties and responsibilities are to:

          o Serve as an independent and objective party to oversee the financial and reporting processes of the Company, the audits of the financial statements of the Company, and the Company's internal control system.

          o Appoint (subject, if applicable, to ratification by the Company's stockholders) from time to time, evaluate, and, when appropriate, replace the registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company (such firm, the "Outside Auditors"), determine the compensation of the Outside Auditors and the other terms of their engagement, and oversee the work of the Outside Auditors. The Company's Outside Auditors shall report directly to the Audit Committee.

          o    Oversee the performance of the Company's internal audit function.

         The  Committee  shall  primarily  fulfill  these   responsibilities  by
carrying out the activities set forth in Section IV of this Charter.


II.      COMPOSITION

         The Committee shall be comprised of three or more directors as determined by the Board, each of whom the Board has determined to be independent, as defined by Section 121A of the American Stock Exchange Company Guide, Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 10A-3(b)(1) promulgated by the Securities and Exchange Commission (the "Commission") under the Exchange Act. Each member of the Committee shall be free from any material relationship that, in the opinion of the Board, would interfere with his or her exercise of independent business judgment.

         Each member of the Committee shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in the individual's financial sophistication, including, but not limited to, being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities. In addition, at least one member of the Committee (who may be the same person as the financially sophisticated member) shall possess such qualities and skills as are necessary for him or her to qualify as an "audit committee financial expert," as defined in Item 401(h) of Regulation S-K promulgated by the Commission.

         The members of the Committee shall be elected by the Board at the first meeting of the Board of Directors after the Company's annual stockholders meeting and shall serve until their successors are duly elected and qualified. Unless the Board elects a Chair, the members of the Committee may designate a

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Chair by a majority vote of the full Committee  membership.  Vacancies occurring for any reason in the membership of the Audit Committee shall be filled by the Board of Directors.


III.     MEETINGS

         The Committee shall meet at least quarterly, or more frequently as circumstances dictate. As part of its job to foster open communications, the Committee should meet at least annually with management, the director of the Company's internal audit department, and the Outside Auditors in separate executive sessions to discuss any matters that the Committee or any of these groups or individuals believe should be discussed privately.


IV.      RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties outlined in Section I of this Charter, the Audit Committee shall:

DOCUMENTS/REPORTS REVIEW

1. Review and reassess, at least annually, the adequacy of this Charter and recommend to the Board of Directors any improvements to this Charter that the Committee deems necessary or valuable.

2. Review the internal reports to management prepared by the Company's internal auditing department, any letters of the Outside Auditors to management and management's responses thereto, and all reports by the Outside Auditors to the Committee.

3. Review and discuss with management and the Outside Auditors the Company's financial statements and disclosures made in the
         "Management's Discussion and Analysis of Financial Condition and Results of Operations" portion of the Company's Quarterly Reports on Form 10-Q (each, a "Form 10-Q") and Annual Reports on Form 10-K (each, a "Form 10-K") prior to their filing. If deemed appropriate, the Committee shall recommend to the Board that the audited annual financial statements of the Company be included in the Company's Form 10-K.

4. Review and discuss with management and the Outside Auditors any certification, report, or opinion rendered by the Outside Auditors in connection with a Form 10-K or Form 10-Q and the results of the Outside Auditors' review of the Company's financial statements.

5. Review disclosures made to the Committee by the Chief Executive Officer and Chief Financial Officer during their certification process for the Company's Forms 10-K and Forms 10-Q or otherwise about (1) any significant deficiencies or material weaknesses in the design or operation of the Company's internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) that are reasonably likely to adversely affect the Company's ability to record, process, summarize, and report financial information; and (2) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.

6. Review (a) the conclusions of the Company's Chief Executive Officer and Chief Financial Officer regarding the effectiveness of the Company's disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) included in the Company's periodic reports filed with the Commission, (b) the report of the Company's management regarding the Company's internal control over financial reporting included in the Company's periodic reports filed with the Commission, (c) the attestation report of the Outside Auditors on management's assessment of internal control over financial reporting included in the Company's periodic reports filed with Commission, and
         (d) any change in the Company's internal control over financial reporting included in the Company's periodic reports filed with the Commission.

7. Cause to be prepared and review prior to filing with the Commission, the Committee's report and the descriptions and disclosures regarding the Committee, its members, policies, and activities, each as required by the rules of the Commission to be included in the Company's filings with the Commission.

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OUTSIDE AUDITORS

8.       Have the sole  authority  to appoint and  replace the Outside  Auditors
         (subject, if applicable, to shareholder ratification). The Committee shall also be responsible for considering the qualifications, independence, and effectiveness of the Outside Auditors, evaluating their performance, overseeing their work (including resolution of disagreements between management and the Outside Auditors regarding financial reporting) and independence, and approving the compensation to be paid to the Outside Auditors and other terms of their engagement. The Outside Auditors shall report directly to the Committee.

9. Establish and monitor procedures with the aim to ensure that the Outside Auditors do not provide any non-audit services at any time during the audit period that are prohibited pursuant to Section 10A(g) of the Exchange Act.

10. Pre-approve all audit and non-audit services (including the fees for and terms thereof) required to be pre-approved by the Committee under
         Section 10A(h) or (i) of the Exchange Act (subject to the de minimis exceptions permitted thereunder). Such approval may be accomplished either by (a) approving the terms of the particular engagement before the engagement, or (b) establishing pre-approval policies and procedures to govern such engagement that are detailed about the particular services to be provided, with the Committee to be informed about each such service on a timely basis.

11. Obtain and review at least annually a formal written statement from the Outside Auditors, consistent with Independence Standards Board Standard 1, that (a) delineates all relationships between the Outside Auditors and the Company, and (b) confirms that the Outside Auditors are independent under the Securities Act of 1933, as amended, the Exchange Act, and the rules and regulations promulgated thereunder. The Committee shall evaluate and discuss with the Outside Auditors whether the disclosed relationships or services may impact the objectivity and independence of the Outside Auditors and shall take, or recommend that the full Board take, appropriate action to oversee the independence of the Outside Auditors.

12. Obtain at least annually a certification from the Outside Auditors that the Outside Auditors have not made a report to the Company under
         Section 10A(b) of the Exchange Act with respect to information detected by the Outside Auditors or information of which the Outside Auditors became aware indicating that an illegal act occurred or may have occurred.

13. Periodically consult with the Outside Auditors, out of the presence of management, about the Company's internal controls, the fullness and accuracy of the Company's financial statements, and the matters required to be discussed by any auditing standard or similar pronouncement, including, without limitation, any difficulties encountered in the course of audit work, any restrictions on the scope of activities or access to requested information, any significant disagreements with management, and any special steps adopted in light of material control deficiencies.

14. Adopt policies for the Company's hiring of employees or former employees of the Outside Auditors who participated in any capacity in the audit of the Company.

FINANCIAL REPORTING PROCESS

15. Promote an open avenue of communication among the Outside Auditors, financial and senior management, the internal auditing department, the Committee, and the Board of Directors.

16. In consultation with the Outside Auditors and the internal auditors, review the integrity of the Company's financial reporting processes, both internal and external.

17. Review and discuss reports from the Outside Auditors on: (a) all critical accounting policies and practices to be used by the Company,
         (b) all alternative treatments within Generally Accepted Accounting Principles for policies and practices relating to material items that have been discussed with the Company's management, including the

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         ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the Outside Auditors, and (c) other material written communications between the Outside Auditors and the management of the Company such as any management letter or schedule of unadjusted audit differences.

18. Review and discuss with management and the Outside Auditors significant financial, accounting, and reporting issues, including, without limitation, any significant changes in the Company's selection or application of accounting principles, complex or unusual transactions, off-balance-sheet structures, and recent professional and regulatory pronouncements.

19.      Approve the  appointment  of the  Company's  senior  internal  auditor, oversee the internal audit department, and review any material recommended changes in the planned scope of the internal audit department and any material restrictions or limitations upon the scope of work of the Company's internal auditors.

20. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including, without limitation, the Company's risk assessment and risk management policies.

21. Consider and approve, if appropriate, material changes to the Company's auditing and accounting principles or practices as suggested by the Outside Auditors, management, or the internal auditing department.

22. Discuss in advance with management and the Outside Auditors any earnings press release to be made by the Company (such discussion may be between the Chair of the Committee, management, and the Outside Auditors and need not include all members of the Committee), including the use of any non-GAAP financial measures (as defined by Rule 101 of Regulation G promulgated by the Commission), as well as discuss with management and the Outside Auditors any financial information and earnings guidance to be provided to analysts and rating agencies. Discussions regarding financial information and earnings guidance provided to analysts and rating agencies may be done generally with regard to the types of information to be disclosed and the types of presentations to be made and need not take place in advance of the provision of such information and earnings guidance.

23. Resolve any disagreement among management and the Outside Auditors or internal auditing department in connection with financial reporting.

PROCESS IMPROVEMENT

24. Establish regular and separate systems of reporting to the Committee by each of management, the Outside Auditors, and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

25. Following completion of the annual audit, review separately with management, the Outside Auditors, and the internal auditing department any material matters that came to the attention of the Committee in connection with the annual audit.

26. Review with the Outside Auditors, the internal auditing department, and management the extent to which changes or improvements in financial accounting practices, as previously approved by the Committee, have been implemented.

ETHICAL COMPLIANCE

27.      Review,  approve,  and oversee all related party  transactions that are
         (1) required to be disclosed pursuant to Item 404 of Regulation S-K, or any successor provision, or (2) subject to review and oversight by the Committee pursuant to applicable listing requirements of the American Stock Exchange, and review disclosures of related party transactions made in filings with the Commission.

28. Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal

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         accounting   controls,   or  auditing  matters  and  the  confidential,
         anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

29. Review with the Company's counsel legal compliance matters respecting the Company's securities trading policy, any legal matter that is reasonably likely to have a material impact on the Company's financial statements, any matter reported to the Committee pursuant to the Standards of Professional Conduct for Attorneys Appearing and Practicing Before the Commission in the Representation of an Issuer promulgated by the Commission (or any successor rules or regulations), and any other matter deemed by the Committee to be relevant to the performance of its responsibilities.

30.      Perform  any  other  activities   consistent  with  this  Charter,  the
         Company's Bylaws, and governing law as the Committee or the Board deems necessary or appropriate.

BOARD REPORTS/DOCUMENTATION

31.  Report   regularly  to  the  full  Board  of  Directors  and  provide  such recommendations as the Committee deems appropriate.

32. Maintain minutes or other records of meetings and activities of the Committee.

         Although the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with Generally Accepted Accounting Principles and applicable rules and regulations. These are the responsibilities of the Company's management and, to the extent provided by applicable accounting and auditing standards, the Outside Auditors.


V.       AUTHORITY

         In discharging its duties, the Committee is empowered to investigate any matter within the scope of its responsibilities.

         The Committee shall have the authority, without seeking Board approval, to obtain such data, engage such professionals and advisors, and use such other internal and external resources as it determines are necessary or appropriate to fulfill its responsibilities and duties. This authority shall include, without limitation, the authority to consult with the Company's management and corporate staff, incur administrative expenses, obtain external reports and other materials, and to engage outside advisors, including independent counsel. The Committee shall have the sole authority to approve fees and other terms of engagement for any professional advisors retained by the Committee. The Company must provide for appropriate funding, as determined by the Committee, for the payment of compensation to any Outside Auditors, compensation to any advisors employed by the Committee pursuant to this paragraph, and ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

         The Committee is hereby vested with all responsibilities and authority required by Rule 10A-3 under the Exchange Act. Where legally permissible, the Committee shall have the authority to delegate such of its responsibilities as the Committee deems necessary or appropriate in its sole discretion.

         Adopted by the Board of Directors on July 26, 2004.





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